Prospectus Supplement

John Hancock Variable Insurance Trust

Health Sciences Trust (the fund)

Supplement dated February 5, 2025 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

Effective March 24, 2025 (the Effective Date), Ziad Bakri, the portfolio manager of the fund, will be on sabbatical with an expected return date of July 17, 2025. Jason Nogueira will be covering in the interim as the portfolio manager of the fund and will be primarily responsible for the day-to-day management of the fund’s portfolio.

As of the Effective Date and for the duration of the sabbatical, the following information will be amended and restated under the heading “Portfolio management” in the “Fund summary” section for the fund:

Jason Nogueira

Vice President

Managed fund since March 24, 2025

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.